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                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment"), dated as of
                                                ---------------
February 26, 2001, among PEAPOD, INC., a Delaware corporation (the "Borrower"),
                                                                    --------
and KONINKLIJKE AHOLD NV (the "Lender").  All capitalized terms used herein and
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not otherwise defined shall have the respective meanings assigned to them in the
Credit Agreement referred to below.

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrower and the Lender are parties to a Credit Agreement dated as of April 14, 2000 (the "Credit Agreement");
                                 ----------------

     WHEREAS, the Borrower desires to increase the Commitment under the Credit Agreement and the Lender is willing to consent to such increase in the Commitment; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement to reflect the increased Commitment;

     NOW, THEREFORE, it is agreed that:

     1.   Amendments. The Credit Agreement is hereby amended as follows:
          ----------

          (a) The definition of the term "Commitment" in Section 9 of the Credit Agreement is hereby amended by deleting the number "$20,000,000" set forth in said definition and replacing it with the number "$50,000,000."

          (b) The term "Security Documents" in Section 9 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "`Security Documents' shall mean the Security Agreement, the Intellectual Property Assignment and each Mortgage."

          (c) The following new definition is hereby added, in appropriate and alphabetical sequence, in Section 9 of the Credit Agreement:

     "`Mortgage' shall mean each fee and leasehold mortgage and collateral assignment of lease executed and delivered by the Borrower to the Lender."

          (d) Section 4B.02 of the Credit Agreement is hereby amended to read in its entirety as follows:

     "4B.02  Notice of Borrowing; Board Resolutions.  Prior to the making of
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     each Loan, the Lender shall have received a notice of borrowing meeting the requirements of Section 1.02, together with a copy of the resolutions of the Borrower's Board of Directors, certified by its Secretary, authorizing Borrower to incur such Loan."
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          (e) The Credit Agreement is hereby amended by (i) deleting Schedules
I, 5.04 and 5.10(b) to the Credit Agreement in their entirety and (ii) inserting in lieu thereof Schedules I, 5.04 and 5.10(b) attached hereto as Annex I.

     2.   Representations and Warranties. The Borrower repeats and reaffirms the
          ------------------------------
representations and warranties made by it in Section 5 of the Credit Agreement with the same effect as though such representations and warranties were made on and as of the date hereof (and for such purpose all references in said representations and warranties to "this Agreement" shall refer to the Credit Agreement as amended hereby), and the Borrower hereby further represents and warrants to the Lender that (a) the Borrower has full power and authority to execute, deliver and perform this Amendment and each Mortgage referred to in
Section 3 below (collectively, together with the UCC financing statements referred to in Section 3 below, the "Amendment Documents"); (b) each Amendment
                                     -------------------
Document has been duly executed and delivered by the Borrower and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; (c) the execution, delivery and performance by the Borrower of each Amendment do not violate, conflict with or constitute a breach of the Borrower's articles or certificate of incorporation or By-law, any law applicable to it or any court order, contract or agreement by which it or its properties are bound; (d) no consent, approval or authorization of, or filing with, any governmental authority, and no consent of any other Person, is required in connection with the Borrower's execution, delivery, and performance of any Amendment Document and the transactions contemplated hereby and thereby, except for those already duly obtained; (e) Annex II attached hereto lists each real property leasehold interest of the Borrower (the "Leasehold Interests"),
                                                       -------------------
and all the information set forth in said Annex II with respect of each such Leasehold Interest is true and correct; (f) Annex III hereto lists (1) each location at which any inventory or equipment of the Borrower or any of its subsidiaries is held, (2) each location at which the Borrower or any of its subsidiaries maintains an office (specifically identifying the location of the Borrower's and each of its subsidiaries' chief executive office), (3) all patents, trademarks and copyrights of the Borrower and it subsidiaries which are registered with the U.S. Patent and Trademark Office or the Copyright Office or with any similar public office of any other jurisdiction (specifically identifying the registered owner of each such patent, trademark and copyright, the office where the same is registered and the registration number, if any, thereof), and (4) the names of all subsidiaries of the Borrower. All information in said Annex III is true and correct; and (g) all information contained in the Schedules attached as Annex I hereto is true and correct and any such Schedules do not omit any information required to be included therein.

     3.   Conditions to Effectiveness and to Additional Borrowings. Section 1
          --------------------------------------------------------
hereof, and the amendments to the Credit Agreement made pursuant thereto, shall become effective upon the execution and delivery of counterparts of this Amendment by the Borrower and the Lender; provided, however, that until the delivery to the Lender of all documents and instruments specified in paragraphs
(a) through (g) below, in form and substance satisfactory to the Lender, the Lender shall not hereafter be obligated to lend to the Borrower more than $6,000,000 in aggregate principal amount or more than $3,000,000 in any one month (and the obligation to make any such Loans shall in any event be subject to the satisfaction of the conditions precedent set forth in Section 4B of the Credit Agreement before giving effect to the amendments to the

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Credit Agreement provided for herein):


          (a) Mortgages duly executed and delivered by the Borrower with respect to real estate leasehold interests of the Borrower specified by the Lender, each such Mortgage to be in proper form for filing or recording in each appropriate public office;

          (b) UCC-11 search results for the Borrower and its subsidiaries in each jurisdiction specified by the Lender;

          (c) UCC financing statements with respect to the Collateral, listing the Borrower and/or its subsidiaries, as specified by the Lender, as debtor and the Lender as secured party and in proper form for filing in each jurisdiction specified by the Lender;

          (d) Patent, trademark and copyright collateral assignments with respect to any registered patents, trademarks and copyrights of the Borrower and its subsidiaries specified by the Lender;

          (e) Resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of each Amendment Document;

          (f) Opinion of Sidley & Austin, counsel to the Borrower, in form and substance satisfactory to the Lender, as to the Amendment Documents, the transaction contemplated thereby and as to such other customary matters as the Lender shall specify; and

          (g) Such other documents and instruments as the Lender shall reasonably specify.

     4.   Miscellaneous.
          -------------

          (a) Expenses.  Without limiting the Borrower's obligations under
              --------
Section 10.01 of the Credit Agreement, the Borrower agrees to pay all costs and expenses incurred by the Lender (including, without limitation, reasonable fees and disbursements of counsel to the Agent) in connection with the preparation, filing and recordation of the Amendment Documents.

          (b) WAIVER OF JURY TRIAL.  THE BORROWER WAIVES, TO THE FULLEST EXTENT
              --------------------
PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, ACTION OR OTHER PROCEEDING ARISING UNDER OR RELATING TO THIS AMENDMENT AND THE CREDIT AGREEMENT AS AMENDED HEREBY.

          (c) WAIVER OF CERTAIN CLAIMS.  THE BORROWER HEREBY IRREVOCABLY WAIVES
              ------------------------
AND RELEASES ANY CLAIMS FOR PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES (OR SIMILAR CLAIMS) WHICH IT MAY NOW OR AT ANY TIME HEREAFTER HAVE AGAINST THE LENDER HEREUNDER, UNDER ANY CREDIT DOCUMENT OR IN CONNECTION WITH ANY TRANSACTION CONTEMPLATED HEREIN OR THEREIN.

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          (d) Governing Law.  This Amendment shall be governed by and construed
              -------------
in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof which would make the laws of any other jurisdiction applicable to this Amendment.

          (e) Continuing Effectiveness of Credit Agreement.  Except as expressly
              --------------------------------------------
amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement or any other Credit Document, and all rights of the Lender and obligations of the Borrower thereunder, shall remain in full force and effect. The Borrower confirms that the Credit Agreement and all other Credit Documents are in full force and effect and that the Borrower has no defenses, setoffs or counterclaims whatsoever to its obligations thereunder.

          (f) No Third Party Beneficiaries.  No Person other than the parties
              ----------------------------
hereto shall have any rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

          (g) Reference in Credit Documents.  From and after the date this
              -----------------------------
Amendment becomes effective, all references to "Credit Agreement" in any Credit Document shall be to the Credit Agreement as amended hereby and as it may be further amended, modified, supplemented or restated hereafter.

          (h) Effectiveness.  This Amendment shall become effective when
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counterparts of this Amendment are signed and delivered (including delivery by facsimile transmission) by each party hereto.

          (i) Counterparts.  This Amendment may be executed in any number of
              ------------
separate counterparts, all of which taken together shall be deemed to constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this amendment by delivering to the other party, by facsimile transmission, the signature page of this Amendment signed by such party. Any party so delivering by facsimile transmission a counterpart of this Amendment signed by it shall promptly thereafter also deliver a manually signed counterpart of this Amendment to the other party.


                           *    *    *    *    *

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

                              Borrower
                              --------

                              PEAPOD, INC.

                              By:  /s/ Marc C. Van Gelder
                                 ----------------------------------
                                 Name:  Marc C. Van Gelder
                                 Title: President and Chief Executive Officer

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     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this First Amendment as of the date first above written.

                              Lender
                              ------

                              KONINKLIJKE AHOLD NV

                              By:  /s/ A. Michael Meurs
                                 ----------------------------------
                                 Name:  A. Michael Meurs
                                 Title: Executive Vice President

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